            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We hereby consent to the use in this Registration Statement on Form N-4 of the Polaris Choice and Polaris Choice III Variable Annuities for FS Variable Separate Account of First SunAmerica Life Insurance Company of our report dated April 24, 2009, relating to the financial statements of First SunAmerica Life Insurance Company at December 31, 2008 and 2007, and for each of the three years in the period ended December 31, 2008. We also consent to the use in such Registration Statement of our report dated April 24, 2009, relating to the statement of assets and liabilities, including the schedule of portfolio investments, of FS Variable Separate Account at December 31, 2008, and the related statement of operations for the periods indicated, and the related statements of changes in net assets for the periods indicated in each of the two years then ended. We also consent to the incorporation by reference in such Registration Statement of our report dated March 2, 2009, relating to the consolidated financial statements, financial statement schedules and the effectiveness of internal control over financial reporting, which appears in the American International Group, Inc. Annual Report on Form 10-K for the year ended December 31, 2008. We also consent to the reference to us under the heading "Financial Statements" in such Registration Statement.




/s/ PricewaterhouseCoopers LLP
Los Angeles, California
April 24, 2009

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the use in this Registration Statement on Form N-4 of the Polaris Choice and Polaris Choice III Variable Annuities for FS Variable Separate Account of First SunAmerica Life Insurance Company of our report dated April 29, 2009, relating to the statutory statements of admitted assets and liabilities, capital and surplus of American Home Assurance Company as of December 31, 2008 and 2007, and the related statutory statements of income and changes in capital and surplus, and of cash flow for the three years in the period ended December 31, 2008. We also consent to the reference to us under the heading "Financial Statements" in such Registration Statement.


/s/ PricewaterhouseCoopers LLP
New York, New York
April 29, 2009